Exhibit 99.1

NRMLT 2018-5

Narrative

November 2, 2018

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from September 2015 through October 2018 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC performed a sample review of 2,748 seasoned mortgage loans for the Client from September 2015 to October 2018. Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.).

Subsequently, the securitization population was finalized with a total of 2,747 seasoned mortgage loans (the “Final Securitization Population”) through reduction of 1 seasoned mortgage loan from the Potential Securitization Population for various reasons. Please see “Compliance Reviews” below for additional detail.

Within the Final Securitization Population, AMC reviewed a total of 1,419 unique mortgage loans as follows: Compliance Review (1,419 mortgage loans), Title Review (1,412 mortgage loans), Data Integrity Review (460 mortgage loans) and Pay History Review (387 mortgage loans).

Compliance Reviews (1,419 Mortgage Loans in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, AMC originally selected a random sample of 387 mortgage loans for review and an additional population of 720 mortgage loans were added to the Compliance Review sample which consisted of (i) 274 loans that were previously reviewed, (ii) 138 re-performing mortgage loans, (iii) 98 state specific mortgage loans, (iv) 90 mortgage loans that were modified in the 13-24 months prior to the Review (v) 69 mortgage loans that were previously non-performing and (vii) 51 Texas loans,. These additions increased the relevant Compliance Review population to 1,107 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 312 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population comprised of 183 mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population and 129 HOEPA mortgage loans. This addition increased the total mortgage loans subject to the Compliance Review to 1,419 mortgage loans which represented approximately 51.66% of the Final Securitization Population.

Title Lien Alert Reviews (1,412 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 1,412 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Data Integrity Review (460 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 460 mortgage loans in the Final Securitization Population.

Pay History Review (387 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 387 mortgage loans in the Final Securitization Population.

Home Data Index Ordering (2,747 Mortgage Loans in the Final Securitization Population)

Home Data Index (“HDI”) values were ordered by the Client on 2,747 mortgage loans in the Final Securitization Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

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FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 2,747 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	2,747
Compliance Population	1,419	51.66%
Title Population	1,412	51.40%
Pay History Population	387	14.09%
Data Integrity Population	460	16.75%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

# of Units	Interest Rate Life Cap	Original LTV
Amortization Term	Interest Rate Life Floor	Original P&I
Amortization Type	Interest Rate Life Max	Original Term
Appraised Value	Interest Rate Life Min	Originator Application Date
Balloon Flag	Interest Rate Periodic Cap	Other Financing - Lien Position 2 - Current Balance
Borrower First Name	Lien Position	Payment Change Frequency
Borrower Last Name	Lookback Period	Property Type
Borrower SSN	LTV Valuation Value	Purpose
City	Margin	Rate Change Date (Period 1)
Coborrower First Name	Maturity Date	Rate Change Date (Period 2)
Coborrower Last Name	Mod Amortization Type	Refi Purpose
Coborrower SSN	Mod Date	Representative FICO
Contract Sales Price	Mod Deferred Balance	Rounding Factor
Doc Type	Mod First Payment Date	Rounding Method
First Interest Rate Change Date	Mod Maturity Date	State
First Payment Change Date	Mod Original Interest Rate	Step Rate (Period 1)
First Payment Date	Mod P&I	Step Rate (Period 2)
Has Modification?	Mod UPB	Street
Index Type	Note Date	Zip
Interest Only	Occupancy
Interest Only Period	Original CLTV
Interest Rate Change Frequency	Original Interest Rate
Interest Rate Initial Cap	Original Loan Amount

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv) timing of initial and re-disclosed TIL(s);

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c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly

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designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month or twenty-four (24) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review: AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loan. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above. With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 1,419 mortgage loans, (ii) a Data Integrity Review on 460 mortgage loans and (iii) a Pay History Review on 387 mortgage loans. AMC also ordered and reviewed a lien search on 1,412 mortgage loans in the Final Securitization

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Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 1,419 mortgage loans, 1,241 mortgage loans (87.46%) had exceptions with 209 mortgage loans (14.73%) retaining rating agency grades of “C” or “D” and 1,032 mortgage loans (72.73%) retaining a grade of “B”. The remaining 178 mortgage loans (12.54%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Loans	% of Loans*
A	178	12.54%
B	1,032	72.73%
C	51	3.59%
D	158	11.13%

*May not add to 100% due to rounding

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COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the DBRS, Fitch, Moodys and Morningstar grading criteria.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	145
		Missing, Incorrect, or Incomplete Note	26
		Incomplete File	4
		Total Compliance Grade (D) Exceptions:	175
	C	State Defect	183
		Missing Required Data (other than HUD-1 or Note)	12
		Missing, Incorrect, or Incomplete HUD-1	2
		Compliance	1
		State Late Charge	1
		Total Compliance Grade (C) Exceptions:	199
	B	Missing Application Date	1,021
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	517
		TILA	475
		Missing, Incorrect, or Incomplete Final TIL	448
		RESPA	247
		LTV Test	162
		Misc. State Level	154
		FACTA	147
		Missing Non-Required Data	103
		Missing, Incorrect, or Incomplete GFE	84
		State Defect	34
		Missing Required Data (other than HUD-1 or Note)	24
		State Late Charge	24
		Missing Required Data	16
		TIL-MDIA	11
		Missing, Incorrect, or Incomplete Final or Initial 1003	7
		Safe Act	4
		Final TIL Estimated	4
		GSE	3
		Missing, Incorrect, or Incomplete Initial TIL	2
		Legal / Regulatory / Compliance	2
		Compliance	2
		State HPML	1
		FHA	1
		Total Compliance Grade (B) Exceptions:	3,493
Total Compliance Exceptions:			3,867

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 460 mortgage loans included within the Data Integrity population, 45 unique mortgage loans (9.78%) had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	460	0.00%	460
Amortization Term	2	460	0.43%	460
Amortization Type	9	453	1.99%	460
Appraised Value	1	5	20.00%	460
Balloon Flag	0	460	0.00%	460
Borrower First Name	1	427	0.23%	460
Borrower Last Name	0	427	0.00%	460
Borrower SSN	0	13	0.00%	460
City	2	460	0.43%	460
Coborrower First Name	0	155	0.00%	460
Coborrower Last Name	0	155	0.00%	460
Coborrower SSN	0	5	0.00%	460
Contract Sales Price	2	192	1.04%	460
Doc Type	0	456	0.00%	460
First Interest Rate Change Date	0	4	0.00%	460
First Payment Change Date	0	4	0.00%	460
First Payment Date	0	460	0.00%	460
Has Modification?	0	4	0.00%	460
Index Type	0	4	0.00%	460
Interest Only	0	460	0.00%	460
Interest Only Period	0	67	0.00%	460
Interest Rate Change Frequency	0	4	0.00%	460
Interest Rate Initial Cap	0	4	0.00%	460
Interest Rate Life Cap	0	4	0.00%	460
Interest Rate Life Floor	0	4	0.00%	460
Interest Rate Life Max	0	1	0.00%	460
Interest Rate Life Min	0	1	0.00%	460
Interest Rate Periodic Cap	0	4	0.00%	460
Lien Position	0	460	0.00%	460
Lookback Period	0	4	0.00%	460
LTV Valuation Value	7	460	1.52%	460

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Margin	0	4	0.00%	460
Maturity Date	0	460	0.00%	460
Mod Date	1	3	33.33%	460
Mod Deferred Balance	0	1	0.00%	460
Mod First Payment Date	0	3	0.00%	460
Mod Maturity Date	0	3	0.00%	460
Mod Original Interest Rate	0	3	0.00%	460
Mod P&I	0	3	0.00%	460
Mod UPB	0	2	0.00%	460
Note Date	0	460	0.00%	460
Occupancy	1	460	0.22%	460
Original CLTV	1	460	0.22%	460
Original GLTV	4	11	36.36%	460
Original Interest Rate	0	460	0.00%	460
Original Loan Amount	4	460	0.87%	460
Original LTV	0	460	0.00%	460
Original P&I	6	460	1.30%	460
Original Term	0	460	0.00%	460
Originator Application Date	1	1	100.00%	460
Other Financing - Lien Position 2 - Current Balance	13	79	16.46%	460
Other Financing Junior Total Original Loan Amount	0	19	0.00%	460
Payment Change Date (Period 2)	0	1	0.00%	460
Payment Change Date (Period 3)	0	1	0.00%	460
Payment Change Frequency	0	4	0.00%	460
Property Type	0	460	0.00%	460
Purpose	0	460	0.00%	460
Rate Change Date (Period 1)	0	1	0.00%	460
Rate Change Date (Period 2)	0	1	0.00%	460
Refi Purpose	0	232	0.00%	460

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Rounding Factor	0	4	0.00%	460
Rounding Method	0	1	0.00%	460
State	0	460	0.00%	460
Step Rate (Period 1)	0	1	0.00%	460
Step Rate (Period 2)	0	2	0.00%	460
Step Rate (Period 3)	0	1	0.00%	460
Street	0	460	0.00%	460
Zip	4	458	0.87%	460
Total	59	12,896	0.00%	460

PAY HISTORY REVIEW SUMMARY

For the 387 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of March 31, 2018 for 1 mortgage loan with a 12-month review, May 31, 2018 for 5 mortgage loans with a 12-month review and 136 mortgage loans with a 24-month review, June 30, 2018 for 15 mortgage loans with a 24-month review, July 31, 2018 for 157 mortgage loans with a 24-month review, August 31, 2018 for 33 mortgage loans with a 24-month review and September 30, 2018 for 40 mortgage loans with a 24 month review. Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for 6 loans and a twenty-four (24) month look back on 381 mortgage loan within the review population.

Within this population, 313 mortgage loans (80.88%) had no delinquencies during the look back period; however, only 292 mortgage loans (75.45%) had complete payment history data. Each of the remaining 21 mortgage loans (5.43%) had at least one-month missing during the look back period. The remaining 74 mortgage loans were comprised of 3 categories as follows: 67 mortgage loans (17.31%) had complete payment history data and exhibited at least one delinquency during the lookback period, 6 mortgage loans (1.55%) was missing at least one month of payment history data but still exhibited at least one delinquency during the lookback period and 1 mortgage loan (0.26%) loan was missing the complete payment history.

Category	# of Mortgage Loans	% of Mortgage Loans*
No Delinquency, No Missing Data (12 month look back)	5	1.29%
No Delinquency, No Missing Data (24 month look back)	287	74.16%
No Delinquency, At Least One Month Missing (24 month look back)	21	5.43%
Delinquency, No Missing Data (12 month look back)	1	0.26%
Delinquency, No Missing Data (24 month look back)	66	17.05%
Delinquency, At Least One Missing Month (24 month look back)	6	1.55%
Missing Payment History	1	0.26%

*May not sum to 100% due to rounding.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 1,412 mortgage loans which showed 925 mortgage loans were in first lien position. This review was unable to confirm the lien position on 487 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined from this initial report. From those searches a total of 470 mortgage loans were confirmed to be in first lien position through these supplemental searches. For the remaining 17 mortgage loans, the

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Client accepted the final title policy at loan origination to be proof of a first lien position on 16 mortgage loans and pending final title policy on 1 mortgage loan.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,214	85.55%	$178,979,483.31	84.34%
Adjustable	204	14.38%	$33,222,399.00	15.66%
Unknown	1	0.07%	$0.00	0.00%
Total	1,419	100.00%	$212,201,882.31	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,418	99.93%	$212,201,882.31	100.00%
Unknown	1	0.07%	$0.00	0.00%
Total	1,419	100.00%	$212,201,882.31	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	287	20.23%	$34,811,835.50	16.41%
Cash Out: Home Improvement/Renovation	6	0.42%	$1,989,675.00	0.94%
Cash Out: Other/Multi-purpose/Unknown Purpose	376	26.50%	$48,221,015.70	22.72%
Limited Cash-Out	2	0.14%	$115,640.00	0.05%
First Time Home Purchase	174	12.26%	$30,074,474.00	14.17%
Other-than-first-time Home Purchase	317	22.34%	$55,607,861.00	26.21%
Rate/Term Refinance - Borrower Initiated	227	16.00%	$35,924,613.51	16.93%
Construction to Permanent	7	0.49%	$2,981,100.00	1.40%
Unavailable	23	1.62%	$2,475,667.60	1.17%
Total	1,419	100.00%	$212,201,882.31	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	7	0.49%	$676,350.00	0.32%
121-180 Months	67	4.72%	$6,987,213.65	3.29%
181-240 Months	53	3.74%	$4,211,681.56	1.98%
241-360 Months	1,276	89.92%	$196,481,787.10	92.59%
361+ Months	15	1.06%	$3,844,850.00	1.81%
Unknown	1	0.07%	$0.00	0.00%
Total	1,419	100.00%	$212,201,882.31	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	967	68.15%	$137,214,966.81	64.66%
Co-op	4	0.28%	$786,600.00	0.37%
Condo, Low Rise	76	5.36%	$12,122,848.00	5.71%
Condo, High Rise	12	0.85%	$1,879,537.00	0.89%
PUD	115	8.10%	$25,932,068.90	12.22%
Townhouse	3	0.21%	$239,900.00	0.11%
Single-wide Manufactured Housing	57	4.02%	$3,914,655.00	1.84%

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1 Family Attached	13	0.92%	$1,069,150.00	0.50%
2 Family	77	5.43%	$12,193,437.00	5.75%
3 Family	26	1.83%	$7,156,657.00	3.37%
4 Family	16	1.13%	$3,139,965.00	1.48%
Other	4	0.28%	$911,650.00	0.43%
Unavailable	49	3.45%	$5,640,447.60	2.66%
Total	1,419	100.00%	$212,201,882.31	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,119	78.86%	$177,731,334.71	83.76%
Investment	266	18.75%	$28,878,843.00	13.61%
Second Home	24	1.69%	$4,528,182.00	2.13%
Unknown	10	0.70%	$1,063,522.60	0.50%
Total	1,419	100.00%	$212,201,882.31	100.00%

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